UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 18, 2005
                                                         ----------------


                              Peoples Bancorp, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)


         Maryland                          0-24169              52-2027776
         --------                          -------              ----------
(State or other jurisdiction of   (Commission file number)     (IRS Employer
incorporation or organization)                               Identification No.)


          P.O. Box 210, 100 Spring Avenue, Chestertown, Maryland 21620
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (410) 778-3500
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         (a)  Amendment to Articles of Incorporation.

              At the 1998 Annual Meeting of Shareholders, the shareholders of Peoples Bancorp, Inc. (the "Company") approved amendments to the Company's Articles of Incorporation (the "Charter") to, among other things, (i) add a new Article SEVENTH to provide that the Board of Directors may consider a number of factors when deciding whether to recommend a proposed merger, share exchange, consolidation, reverse stock split, sale, exchange, lease of all or substantially all of the assets of the Company or any similar transaction to the shareholders, and (ii) add a new Article EIGHTH to require that, generally, any proposed merger, share exchange, consolidation, reverse stock split, sale, exchange, lease of all or substantially all of the assets of the Company or any similar transaction be approved by the affirmative vote of seventy-five percent (75%) of the outstanding shares of the Company's common stock, unless the subject transaction has been recommended to the shareholders by the affirmative vote of a majority of the Board of Directors, in which case the Maryland General Corporation Law will govern the percentage of outstanding shares of the Company's common stock that must approve the transaction. The Company filed Articles of Amendment with the State Department of Assessments and Taxation of Maryland ("SDAT") on May 24, 1999 to effect the amendments, but Article SEVENTH was inadvertently omitted and Article EIGHTH was inadvertently labeled as Article SEVENTH.

              On January 18, 2005, the Company filed a Certificate of Correction and Articles of Amendment with SDAT so that the Charter, as amended, properly reflects all of the amendments approved by shareholders in 1998. The Certificate of Correction revised the heading of Article SEVENTH to read Article "EIGHTH" and the Articles of Amendment added the previously omitted Article SEVENTH. The complete Charter, as amended and corrected to date, is attached hereto as
Exhibit 3.1.

Item 9.01.  Financial Statements and Exhibits.

         (c)  Exhibits.

              3.1  Articles of Incorporation, as amended and corrected.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    PEOPLES BANCORP, INC.


Dated:  January 21, 2005                    By:     /s/ William G. Wheatley
                                                    ---------------------------
                                                    William G. Wheatley
                                                    Executive Vice President

                                  EXHIBIT INDEX

Exhibit
Number   Description
-------  -----------

3.1      Articles of Incorporation, as amended and corrected.